STOCK PURCHASE AGREEMENT


     This STOCK PURCHASE AGREEMENT dated as of June 1, 2001, between DANIEL GREEN COMPANY, a Massachusetts corporation (the "Company"), and the DANIEL GREEN COMPANY Retirement Savings Partnership Plan (the "Plan").

                              W I T N E S S E T H:

     WHEREAS, the Company has established and maintains the Plan, for the benefit of all employees eligible to participate therein;

     WHEREAS, the Company has established and maintains a trust (the "Trust") for purposes of holding the Plan's assets and administering the participants individual accounts and the Company has appointed the Exeter Trust Company ("Trustee") to act as the directed trustee thereof pursuant to a Trust Agreement dated as of August 11, 1997 between the Company and the Trustee (the "Trust Agreement");

     WHEREAS, the Plan provides that the assets of the Trust may be invested in, among other things, shares of common stock of the Company ("Common Stock");

     WHEREAS, the Plan provides (Section 12.2) that the Retirement Committee of the Plan (the "Committee") is the "named fiduciary" and the "administrator" with respect to the Plan and in such capacities it has authority to control and manage the operation and administration of the Plan.

     WHEREAS, the Company now wishes to issue and sell shares of Common Stock to the Plan and the Committee now wishes for the Plan to purchase shares of Common Stock from the Company, and no commission will be paid in connection with the purchase of such shares of Common Stock; and

     WHEREAS, the Committee has received an opinion of Empire Valuation Services, Inc. that the market for the Common Stock is not a recognized market and that based upon, among other things, valuation principles suggested by the Department of Labor (29 CFR Part 2510) the purchase of shares of Common Stock pursuant to the terms of this Agreement is fair and equitable to the participants in the Plan and the price to be paid for such shares is not in excess of adequate consideration.

                              P R O V I S I O N S:

     NOW THEREFORE, in consideration of these premises and the mutual promises contained herein, the parties hereto, intending to be legally bound, hereby agree as follows:

     1. The Plan hereby agrees to purchase (the "Purchase") with the funds transferred to the Plan from the termination of the pension plan of Penobscot Shoe Company, a subsidiary of the Company, and the Company hereby agrees to issue and sell for cash to the Plan, such number of shares of Common Stock (the "Shares") as equals an aggregate purchase price of not less than $1,700,000, and not more than $2,400,000, as determined by the Committee (the "Purchase

Price"), divided by $5.15. The Company will pay all stamp and other transfer taxes, if any, which may be payable in respect of the issuance, sale and delivery of the Shares and shall be entitled to any refund thereof.

     2. The Purchase shall be consummated in two closings, the first of which shall take place on the date hereof (such date of delivery being hereinafter called the "Initial Delivery Date"), and the second of which shall take place on the date determined by the Committee, but in no event later than one hundred twenty (120) days from the date hereof (the "Second Delivery Date"), in each case at the offices of Woods Oviatt Gilman LLP, Rochester, New York, or as otherwise agreed by the parties hereto. The Initial Delivery Date and the Second Delivery Date are both referred to as the "Delivery Dates." On the Initial Delivery Date, the Company shall issue to the Plan 330,097 shares of Common Stock, and the Plan shall pay to the Company $1,700,000. On the Second Delivery Date, the Company shall issue to the Plan the number of shares as are due for the remaining portion of the Purchase Price determined by the Committee that it will pay, and the Plan shall deliver the portion of the Purchase Price due therefor. On each of the Delivery Dates, the Trustee shall deliver to the Company the portion of the Purchase Price that is due in immediately available funds, and the Company will deliver to the Plan a certificate or certificates representing the Shares to be issued which shall be registered in the name of the Plan, the Trustee, as directed trustee under the Plan, or in the name of its nominee or Plan Custodian, as directed by the Committee. The Committee understands that the certificate(s) representing the Shares will bear the following legend and that a notation restricting their transfer will be made on the stock transfer books of the Company:

     The shares of common stock represented by this certificate have not been registered under the Securities Act of 1933, as amended. Such shares of stock may not be sold, assigned, pledged or otherwise transferred in the absence of an effective registration statement under said Securities Act covering such transfer or an opinion of counsel satisfactory to the issuer that registration under said Securities Act is not required.

     3. The Company hereby represents, warrants and covenants to the Plan and the Committee as follows:

          (a) the Company (i) is a corporation duly organized, validly existing and in good standing under the laws of the State of Massachusetts and (ii) has full corporate power and authority to execute and deliver this Agreement, to carry out the transactions contemplated hereby, to own, lease and operate its assets and properties, and to carry on its business as now being conducted;

          (b) this Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights generally and to general principles of equity (regardless of whether considered in a proceeding at law or in equity);

          (c) the execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated hereby will not violate (i) the Company's Articles of Incorporation or By-Laws, each as amended or restated to date or, (ii) any provision of any agreement, instrument, order, award, judgment or decree to which the Company is a party or by which it or any of its businesses or properties are bound, or
     (iii) any statute, rule or regulation of any federal, state or local government or governmental agency applicable to the Company except in the case of subparagraphs (ii) or (iii) of this Section 3(c) for any such violations which either individually or in the aggregate do not have a material adverse effect on the business or properties of the Company and its subsidiaries taken as a whole;

          (d) except for any necessary applications with The Nasdaq Stock Market with respect to any newly issued Shares, no approval, authorization or other action by, or filing with, any government authority is required to be obtained or made by the Company in connection with the execution, delivery and performance by the Company of this Agreement and the consummation of the transactions contemplated hereby;

          (e) the Shares have been duly and validly authorized and, when issued and delivered to and paid for by the Plan pursuant to this Agreement, (i) will be validly issued, fully paid and nonassessable and not liable to any further call or assessment, (ii) the certificates representing the Shares comply with the applicable requirements of Massachusetts law and any other applicable law and (iii) the Plan will acquire full right, title and interest in and to the Shares free and clear of any and all liens, claims, charges and encumbrances (other than rights of participants in the Plan);

          (f) the Company's Annual Report on Form 10-K for the year ended December 31, 2000 and quarterly reports on Form 10-QSB for the quarterly period ended March 31, 2001, on the respective dates filed with the Securities and Exchange Commission, conformed in all material respects to the requirements of the Securities Exchange Act of 1934, as amended;

          (g) no person or other entity is entitled to any fees or commissions due to the Company's actions in connection with the purchase and sale of the Shares; and

          (h) the purchase of the Shares on the Delivery Date by the Plan for the Purchase Price is for not greater than "adequate consideration" as that phrase is defined in Section 3(18) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and any proposed regulations thereunder, and will not constitute a prohibited transaction under Section 406 of ERISA or Section 4975(c) of the Code by reason of the exemptions set forth in Section 408(e) of ERISA and Section 4975(d)(13) of the Code; provided that in making the representations contained in this Section 3(h), the Company has relied upon the opinion of counsel.

     4. The Committee and the Plan represent and warrant to the Company as follows:

          (a) the Plan (i) is a duly organized and validly existing retirement plan under ERISA, and (ii) has full power and authority to execute and deliver this Agreement and to carry out the transactions contemplated hereby;

          (b) this Agreement has been duly authorized, executed and delivered by the Plan and constitutes a valid and binding obligation of the Plan, enforceable against the Plan in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights generally and to general principles of equity (regardless of whether considered in a proceeding at law or in equity);

          (c) the execution, delivery and performance of this Agreement by the Plan and the consummation of the transactions contemplated hereby will not violate (i) the Plan, or (ii) any material provision of any agreement, instrument, order, award, judgment or decree to which the Plan is a party or by which it or any of its assets are bound or (iii) any material statute, rule or regulation of any federal, state or local government or governmental agency applicable to the Plan;

          (d) the Plan is acquiring the Shares solely for investment purposes and not with a view to, or for sale in connection with, any distribution thereof; provided, however, that the Shares will be allocated to the accounts of the participants in the Plan pursuant to the terms of the Plan and distributions may be made to participants and beneficiaries of the Plan in shares of Common Stock, it being understood that the Shares are being sold to the Plan pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), in reliance upon this representation and warranty;

          (e) no person or other entity is entitled to any commissions due to the Committee's actions in connection with the purchase and sale of the Shares.

     5. The Company will, at its expense, exercise best efforts to prepare, file and cause to be effective within thirty (30) days of the Initial Delivery Date, and will use its best efforts to cause to remain effective, a registration statement on an appropriate form, including a final prospectus (the "Registration Statement"), under and complying with the Securities Act and the rules and regulations thereunder, relating to the shares of the Company's Common Stock held by the Plan. The Company shall also use its best efforts to register or qualify such shares covered by the Registration Statement under the "blue sky" or securities laws of such jurisdictions within the United States as the Committee may reasonably request; PROVIDED, HOWEVER, that the Company shall not be required to consent to the general service of process for all purposes in any jurisdiction where it is not then qualified to do business.

     6. The representations, warranties and agreements of both parties in this Agreement shall survive the date hereof and each Delivery Date.

     7. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts to be executed, delivered and performed in such state, to the extent not preempted by the laws of the United States of America. This Agreement, the Plan and Trust Agreement (including documents referred to therein or delivered pursuant thereto) set forth the entire Agreement of the parties with respect to the subject matter contained herein and supersede all prior oral and written agreements, if any, between the parties with respect to such subject matter. This Agreement shall bind and inure to the benefit of all successors to, and assigns of, the parties hereto; provided, however, that the Plan shall not assign or otherwise transfer its interest in, or obligations under, this Agreement without the written consent of the Company, except that the Plan may assign, without the Company's written consent, all its rights hereunder to any institution exercising trust powers under the Trust Agreement. In the event that any provision of this Agreement shall be declared unenforceable by a court of competent jurisdiction, such provision shall be stricken herefrom and the remainder of this Agreement shall remain binding on the parties hereto. In the event any such provision shall be so declared unenforceable due to its scope or breadth, then it shall be narrowed to the scope or breadth permitted by law.

     8. This Agreement may be executed in two counterparts, each of which shall be deemed an original, but each of which taken together shall constitute one and the same instrument.

     9. This Agreement may not be modified with respect to the obligations of a party hereto except by an instrument in writing signed by such party.

     10. All notices, requests, or other communications required or permitted to be delivered hereunder shall be in writing, delivered to each party hereto at its address specified in the Trust Agreement and shall become effective as therein provided. Any party hereto may from time to time, by written notice given as aforesaid, designate any other address to which notices, requests or other communications addressed to it shall be sent.

     IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement as of the date first above written.

                                        DANIEL GREEN COMPANY

                                        By:    /s/ James R. Riedman
                                               -------------------------
                                        Name:  James R. Riedman
                                        Title: Chairman and CEO

                                        DANIEL GREEN COMPANY RETIREMENT
                                        SAVINGS PARTNERSHIP PLAN
                                        By Its Retirement Committee

                                        By:    /s/ James R. Riedman
                                               -------------------------
                                        Name:  James R. Riedman
                                        Title: Chairman


                                        By:    /s/ Stephen DePerrior
                                               -------------------------
                                        Name:  Stephen DePerrior
                                        Title: Member